Prospectus

     February 28, 2002

As supplemented September 27, 2002










          CAPITAL WEST


          Phoenix-Capital West
          Market Neutral Fund






















                           Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                           This prospectus contains important information that you should know before investing in the Phoenix-Capital West Market Neutral Fund. Please read it carefully and retain it for future reference.

[logo] Phoenix
       Investment Partners, Ltd.

       A member of The Phoenix Companies, Inc.

                     PHOENIX-CAPITAL WEST MARKET NEUTRAL FUND
                     -----------------------------------------------------------


                     TABLE OF CONTENTS

                     Investment Risk and Return Summary....................    1
                     Fund Expenses.........................................    4
                     Additional Investment Techniques......................    5
                     Management of the Fund................................    7
                     Pricing of Fund Shares................................    8
                     Sales Charges.........................................    9
                     Your Account..........................................   11
                     How to Buy Shares.....................................   13
                     How to Sell Shares....................................   13
                     Things You Should Know When Selling Shares............   14
                     Account Policies......................................   15
                     Investor Services.....................................   17
                     Tax Status of Distributions...........................   17
                     Financial Highlights..................................   18

INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE


Phoenix-Capital West Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective.


PRINCIPAL INVESTMENT STRATEGIES

> The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has "sold short" a position when it sells a security it does not own. When the fund has "sold short," it must borrow the security in order to settle the sell and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets giving effect to such sale.

> The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.


> The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data including, but not limited to, earnings, dividends, cash flow, revenues and book value. The models also collect information on sell-side analysts' earnings expectations. The data is then used to analyze characteristics including, but not limited to, future earnings prospects and valuations of the companies. Each stock is then given a composite score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.


> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks.

> In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such investment.


                                     Phoenix-Capital West Market Neutral Fund  1

>        The fund seeks a total return greater than the return on 3-month U.S.
         Treasury Bills.

> The fund's turnover rate is expected to be higher than that of other mutual funds. A high portfolio turnover rate may increase costs to the fund, may negatively affect fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

The investment objective and policies of the fund may be changed without shareholder approval, except as explicitly set forth in this prospectus or in the Statement of Additional Information.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES


If you invest in this fund, you risk losing your investment.


EQUITY SECURITIES

Although the fund seeks to minimize market risk, it can not be eliminated. Conditions affecting the overall economy or specific industries or companies in which the fund invests can be worse than expected. The fund's long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.

FUTURES AND OPTIONS

Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

SHORT SALES

In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.


2  Phoenix-Capital West Market Neutral Fund

PERFORMANCE TABLES


The bar chart and table below provide some indication of the risks of investing in the Phoenix-Capital West Market Neutral Fund. The bar chart shows the fund's Class A Shares performance over the life of the fund.(1) The table shows how the fund's average annual returns for one year and for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.


[GRAPHIC OMITTED]

CALENDAR YEAR       ANNUAL RETURN (%)
     1999                -5.53
     2000                 1.77
     2001                 6.56


(1) The fund's average annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.09% (quarter ending March 31, 2001) and the lowest return for a quarter was -7.16% (quarter ending March 31,
2000). Year to date performance (through June 30, 2002) is 10.63%.


----------------------------------------------------------------------------------------------------------------

  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 12/31/01)(1)                                            ONE YEAR     LIFE OF FUND(2)

----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                                           0.43%            -1.30%
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                                       -0.07%            -2.19%
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and                                       0.27%            -1.48%
    Sale of Fund Shares(3)
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                          1.79%            -1.15%
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                          5.75%            -0.44%
----------------------------------------------------------------------------------------------------------------
  Class I
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                                                          6.81%             0.58%
----------------------------------------------------------------------------------------------------------------

  S&P 500 Index(4)                                                              -11.87%             2.22%
----------------------------------------------------------------------------------------------------------------
  Salomon Brothers 90-Day Treasury Bill Index(5)                                  4.15%             4.95%

----------------------------------------------------------------------------------------------------------------

(1) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(2) Since inception on May 1, 1998.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.


(4) The S&P 500 Index is a measure of stock market total return performance. Index performance does not reflect sales charges.

(5) The Salomon Brothers 90-Day Treasury Bill Index is commonly used to represent a "risk-free" rate of return. Index performance does not reflect sales charges.



                                     Phoenix-Capital West Market Neutral Fund  3

FUND EXPENSES
--------------------------------------------------------------------------------

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                        CLASS A            CLASS B             CLASS C            CLASS I
                                        SHARES              SHARES             SHARES              SHARES
                                        ------              ------             ------              ------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed
on Purchases (as a percentage of
offering price)                          5.75%               None               None                None

Maximum Deferred Sales Charge
(load) (as a percentage of the
lesser of the value redeemed or the
amount invested)                        None(b)             5%(c)             1.25%(d)              None

Maximum Sales Charge (load) Imposed
on Reinvested Dividends                  None                None               None                None

Redemption Fee                           None                None               None                None

Exchange Fee                             None                None               None                None
                                    -------------------------------------------------------------------------------

                                        CLASS A            CLASS B             CLASS C            CLASS I
                                        SHARES              SHARES             SHARES              SHARES
                                        ------              ------             ------              ------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fees                              1.50%              1.50%              1.50%               1.50%

Distribution and Service (12b-1)
Fees(e)                                      0.30%              1.00%              1.00%                None

Other Expenses:

 Dividends on Short Sales            1.49%              1.49%               1.49%              1.49%

 Remainder of Other Expenses         0.87%              0.87%               0.87%              0.87%
                                     -----              -----               -----              -----

  Total Other Expenses                       2.36%              2.36%              2.36%               2.36%
                                             -----              -----              -----               -----

TOTAL ANNUAL FUND OPERATING
EXPENSES(a)                                  4.16%              4.86%              4.86%               3.86%
                                             =====              =====              =====               =====

--------------------

(a) The adviser has voluntarily undertaken to limit expenses (exclusive of taxes, interest, dividends on short sales, brokerage commissions, 12b-1 fees and extraordinary expenses) until February 28, 2003 to 2.00% of the fund's average net assets. Total Annual Fund Operating Expenses, after expense reimbursement and excluding dividends on short sales, were 2.30% for Class A Shares, 3.00% for Class B Shares, 3.00% for Class C Shares, and 2.00% for Class I Shares.

(b) A 1% CDSC is imposed on redemptions within 12 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Class A Shares - Reduced Initial Sales Charges" in the Statement of Additional Information.

(c) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(d) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(e) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


4  Phoenix-Capital West Market Neutral Fund

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $969                 $1,766                 $2,577                $4,664
-----------------------------------------------------------------------------------------------------------------
   Class B                      $886                 $1,761                 $2,539                $4,695
-----------------------------------------------------------------------------------------------------------------
   Class C                      $611                 $1,461                 $2,439                $4,894
-----------------------------------------------------------------------------------------------------------------
   Class I                      $388                 $1,178                 $1,986                $4,087
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $486                 $1,461                 $2,439                $4,695
-----------------------------------------------------------------------------------------------------------------
   Class C                      $486                 $1,461                 $2,439                $4,894
-----------------------------------------------------------------------------------------------------------------

Note: Your actual expenses may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the reimbursement of expenses over certain levels by the fund's manager. Refer to the section "Management of the Fund" for information about expense reimbursement.


ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, the fund may engage in the following investment techniques:

BORROWING

The fund may obtain fixed interest rate loans in amounts up to one-third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such


                                     Phoenix-Capital West Market Neutral Fund  5
borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, the fund will suffer greater losses than if no borrowing took place.

FOREIGN INVESTING

The fund may invest in equity securities of foreign (non-U.S.) issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges.

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.


Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not perform as well as U.S. markets.


ILLIQUID SECURITIES

The fund may invest in illiquid securities. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to the fund or entail expenses not normally associated with the sale of a security.

MONEY MARKET INSTRUMENTS

To meet margin requirements, redemptions or for investment purposes, the fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the fund.

SECURITIES LENDING

The fund may loan portfolio securities with a value up to one-third of its total assets to increase investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.


6  Phoenix-Capital West Market Neutral Fund

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

THE ADVISER

Euclid Advisors LLC ("Euclid") is the investment adviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Euclid may also act as the investment adviser for other accounts. As of December 31, 2001, Euclid had $43.8 million in assets under management.

Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers LLC which is a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"), located at 56 Prospect Street, Hartford, Connecticut 06115. PXP is the wholly-owned investment management subsidiary of The Phoenix Companies Inc. and has served investors for over 70 years. As of December 31, 2001, PXP had approximately $52.1 billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Euclid is responsible for managing the fund's investment program, the general operations and day-to-day management of the fund. Euclid manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Euclid a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 1.50%.

The adviser has voluntarily agreed to assume operating expenses of the fund (excluding interest, taxes, dividends on short sales, brokerage commissions, 12b-1 fees, and extraordinary expenses) until February 28, 2003 to the extent that such expenses exceed 0.50% of the average annual net assets of the fund.

During the fund's last fiscal year, the fund paid total management fees of $556,985. The ratio of management fees to average net assets for the fiscal year ended October 31, 2001 was 1.50%.

PORTFOLIO MANAGEMENT


John R. Riddle and G. Todd Gervasini serve as Co-Portfolio Managers and as such are primarily responsible for the day-to-day operation of the fund. Mr. Riddle is Senior Vice President of the Adviser and has served as Chief Investment Officer of Capital West Asset Management, LLC since its inception in 1999. Previously, Mr. Riddle served as Chief Investment Officer of Bidwell & Riddle Investment Advisory from 1990 to 1999; he has over 22 years of investment management experience. At Capital West, Mr. Riddle is responsible for portfolio management, investment research and quantitative analysis. Mr. Gervasini is Senior Vice President of the Adviser and has served as Chief Operating Officer of Capital West since its inception. Previously, Mr. Gervasini was Vice President of Bidwell & Riddle Investment Advisory from 1996 to 1999. At Capital West, Mr. Gervasini serves as a member of the Investment Committee and is the firm's managing partner. He has been instrumental in developing the strategic direction of the firm and has been the driving force behind the development of its benchmark-targeted portfolios.



                                     Phoenix-Capital West Market Neutral Fund  7

Mr. Riddle received a BBA from the University of Hawaii and an MBA from the University of Connecticut. He is a published author on the subject of quantitative investment strategies and the efficiency of capital markets. He earned the right to use the Chartered Financial Analyst designation in 1992. Mr. Gervasini received a BA from Boston College.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------

HOW IS THE SHARE PRICE DETERMINED?

The fund calculates a share price for each class of its shares. The share price is based on the net assets of the fund and the number of outstanding shares. In general, the fund calculates net asset value by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of the fund.

Asset Value: The fund's investments are valued at market value. If market quotations are not available, the fund determines a "fair value" for an investment according to rules and procedures approved by the Trustees. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short-term investments having a remaining maturity of sixty days or less are valued at amortized cost, which the Trustees have determined approximates market value.

Liabilities: Class specific expenses, distribution fees, service fees and other liabilities are deducted from the assets of each class. Expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class' net assets, except where an alternative allocation can be more fairly made.

Net Asset Value: The liability allocated to a class plus any other expenses are deducted from the proportionate interest of such class in the assets of the fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class' net asset value per share.

The net asset value per share of each class of the fund is determined on days when the New York Stock Exchange (the "NYSE") is open for trading as of the close of trading (normally 4:00 PM eastern time). The fund will not calculate its net asset values per share on days when the NYSE is closed for trading. If the fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the fund does not price its shares,


8 Phoenix-Capital West Market Neutral Fund the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the fund's authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

The fund presently offers four classes of shares that have different sales and distribution charges (see "Fund Expenses" previously in this prospectus). The fund has adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 that authorize the fund to pay distribution and service fees for the sale of its shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of the fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. See "Initial Sales Charge Alternative--Class A Shares" below. Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% CDSC is imposed on redemptions within the first 12 months on purchases of $1 million or more if originally purchased without an initial sales charge. Class A Shares have lower distribution and service fees (0.30%) and pay higher dividends than any other class.


                                     Phoenix-Capital West Market Neutral Fund  9

CLASS B SHARES. If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first six years after they are purchased, you will pay a sales charge of up to 5% of your shares' value. See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below. This charge declines to 0% over a period of six years and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares seven years after purchase. Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a sales charge of 1.25%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund.

CLASS I SHARES. Class I Shares are only available to persons subject to the adviser's Code of Ethics relating to securities transactions, to tax-exempt retirement plans specifically affiliated with the adviser, as well as certain institutional investors. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. Class I Shares are not available in all states. Please refer to "Alternative Purchase Arrangements" in the Statement of Additional Information to see if you qualify.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. See "Class A Shares--Reduced Initial Sales Charges: Combination Purchase Privilege" in the Statement of Additional Information. Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the fund's underwriter (Phoenix Equity Planning Corporation or "PEPCO").


10  Phoenix-Capital West Market Neutral Fund

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES


                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
                                             ----------------------------------------------------------------------
AMOUNT OF                                                                                       NET
TRANSACTION                                                 OFFERING                           AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                5.75%                             6.10%
$50,000 but under $100,000                                   4.75                              4.99
$100,000 but under $250,000                                  3.75                              3.90
$250,000 but under $500,000                                  2.75                              2.83
$500,000 but under $1,000,000                                2.00                              2.04
$1,000,000 or more                                           None                              None

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES


Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining contingent deferred sales charge ("CDSC") at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.


DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES

  YEAR               1              2              3              4               5              6            7
-------------------------------------------------------------------------------------------------------------------
CDSC                 5%             4%             3%             3%              2%             1%           0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

  YEAR               1                 2+
-------------------------------------------------------------------------------------------------------------------
CDSC                 1.25%             0%


YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below.


                                    Phoenix-Capital West Market Neutral Fund  11

The fund has established the following preferred methods of payment for fund shares:

         o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

         o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or


         o Wire transfers or automated clearing house (ACH) transfers from an account in the name of the investor, or the investor's company or employer.


Payment in other forms may be accepted at the discretion of the fund.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:


         o $25 for individual retirement accounts, accounts that use the systematic exchange privilege, or accounts that use the Investo-Matic program. See below for more information on the Investo-Matic program.


         o There is no initial dollar requirement for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

         o  $500 for all other accounts.

Minimum ADDITIONAL investments:

         o  $25 for any account.

         o There is no minimum for defined contribution plans, profit-sharing plans, or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into an existing account.

The fund reserves the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. The fund offers Class A Shares, Class B Shares and Class C Shares for individual investors, as well as Class I Shares to qualified investors. Each has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.


12  Phoenix-Capital West Market Neutral Fund

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

         o Receive both dividends and capital gain distributions in additional shares;

         o Receive dividends in additional shares and capital gain distributions in cash;

         o Receive dividends in cash and capital gain distributions in additional shares; or

         o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


HOW TO BUY SHARES
--------------------------------------------------------------------------------

----------------------------------- ----------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
----------------------------------- ----------------------------------------------------------------------------
Through a financial advisor         Contact your advisor. Some advisors may charge a fee and may set different minimum investments or limitations on buying shares.
----------------------------------- ----------------------------------------------------------------------------
Through the mail                    Complete a New Account Application and send it with a check payable to the fund. Mail them to: State Street Bank, P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
Through express delivery            Complete a New Account Application and send it with a check payable to the fund. Send them to: Boston Financial Data Services, Attn: Phoenix Funds,
                                    66 Brooks Drive, Braintree, MA 02184.
----------------------------------- ----------------------------------------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------
By Investo-Matic                    Complete the appropriate section on the application and send it with your initial investment payable to the fund. Mail them to: State Street Bank,
                                    P.O. Box 8301, Boston, MA 02266-8301.
----------------------------------- ----------------------------------------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- ----------------------------------------------------------------------------


HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the fund buy back shares at the net asset value next determined after receipt of a redemption order by the fund's Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers,


                                    Phoenix-Capital West Market Neutral Fund  13
brokers or agents who may charge customary commissions or fees for their services. The fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.

------------------------------------ -----------------------------------------------------------------------------
                                     TO SELL SHARES
------------------------------------ -----------------------------------------------------------------------------
Through a financial advisor          Contact your advisor. Some advisors may charge a fee and may set different minimums on redemptions of accounts.
------------------------------------ -----------------------------------------------------------------------------
Through the mail                     Send a letter of instruction and any share certificates (if you hold certificate shares) to: State Street Bank, P.O. Box 8301, Boston, MA
                                     02266-8301. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
Through express delivery             Send a letter of instruction and any share certificates (if you hold certificate shares) to: Boston Financial Data Services, Attn: Phoenix
                                     Funds, 66 Brooks Drive, Braintree, MA 02184. Be sure to include the registered owner's name, fund and account number, and number of shares or dollar value you wish to sell.
------------------------------------ -----------------------------------------------------------------------------
By telephone                         For sales up to $50,000, requests can be made by calling (800) 243-1574.
------------------------------------ -----------------------------------------------------------------------------
By telephone exchange                Call us at (800) 243-1574 (press 1, then 0).
------------------------------------ -----------------------------------------------------------------------------


THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the fund. The fund reserves the right to pay large redemptions "in-kind" (in securities owned by the fund rather than in cash). Large redemptions are those over $250,000 or 1% of the fund's net assets. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents in proper form have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the fund's Transfer Agent at (800) 243-1574.



14  Phoenix-Capital West Market Neutral Fund

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act.

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.


         o The name or address on the account has changed within the last 30 days.


         o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee on your request must be made by an eligible guarantor institution as defined by the fund's Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders.

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


ACCOUNT POLICIES
--------------------------------------------------------------------------------

ACCOUNT REINSTATEMENT PRIVILEGE


For 180 days after you sell your Class A Shares, Class B Shares, or Class C Shares, you may purchase Class A Shares of any fund at net asset value, with no sales charge, by reinvesting all



                                    Phoenix-Capital West Market Neutral Fund  15
or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

EXCHANGE PRIVILEGES

You should read the prospectus of the fund into which you want to exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-1574 or accessing our Web site at www.phoenixinvestments.com.


         o You may exchange shares for another fund in the same class of shares; e.g., Class A Shares for Class A Shares. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


         o Exchanges may be made by telephone (800) 243-1574 or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

         o Because excessive trading can hurt fund performance and harm other shareholders, the fund reserves the right to temporarily or permanently end exchange privileges or reject an order from anyone who appears to be attempting to time the market, including investors who request more than one exchange in any 30-day period. The fund's underwriter has entered into agreements with certain market timing firms permitting them to exchange by telephone. These privileges are limited, and the fund distributor has the right to reject or suspend them.

RETIREMENT PLANS

Shares of the fund may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase pension plans, and 403(b) plans. For more information, call (800) 243-4361.


16  Phoenix-Capital West Market Neutral Fund

INVESTOR SERVICES
--------------------------------------------------------------------------------

INVESTO-MATIC is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Investo-Matic Section on the application and include a voided check.


SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one fund for the same class of shares in another fund, using our customer service telephone service. See the Telephone Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL PROGRAM allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares will be redeemed on the 15th of the month at the closing net asset value so that the payment is made about the 20th of the month. The program also provides for redemptions on or about the 10th, 15th, or 25th with proceeds directed through the ACH to your bank. The minimum withdrawal is $25 and minimum account balance requirements continue. Shareholders in the program must own fund shares worth at least $5,000 and elect to have all dividends reinvested.



TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------

The fund plans to make distributions from net investment income annually and to distribute net realized capital gains, if any, at least annually. Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by the fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.

In addition, short-sale transactions will be subject to special tax rules which could result in the fund realizing more short-term capital gains and ordinary income taxed at ordinary income rates.


                                    Phoenix-Capital West Market Neutral Fund  17

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

These tables are intended to help you understand the fund's financial performance since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants. Their report, together with the fund's financial statements, are included in the fund's most recent Annual Report, which is available upon request.

                                                                          CLASS A
                                                  -----------------------------------------------------------
                                                                                                     FROM
                                                                                                   INCEPTION
                                                            YEAR ENDED OCTOBER 31,                 5/1/98 TO
                                                     2001             2000            1999         10/31/98
                                                  ----------       ----------     -----------     -----------
Net asset value, beginning of period                $10.13          $10.68          $10.84          $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                       0.15(5)         0.26(5)         0.26            0.09
   Net realized and unrealized gain (loss)            1.02           (0.55)          (0.29)          (0.59)
                                                    ------          ------          ------          ------
   TOTAL FROM INVESTMENT OPERATIONS                   1.17           (0.29)          (0.03)          (0.50)
                                                    ------          ------          ------          ------
LESS DISTRIBUTIONS
   Dividends from net investment income              (0.35)          (0.26)          (0.13)             --
                                                    ------          ------          ------          ------
Change in net asset value                             0.82           (0.55)          (0.16)          (0.50)
                                                    ------          ------          ------          ------
NET ASSET VALUE, END OF PERIOD                      $10.95          $10.13          $10.68          $10.84
                                                    ======          ======          ======          ======
Total return(1)                                      11.88%          (2.65)%         (0.40)%         (4.41)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)              $10,930          $7,205         $20,648         $39,331
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)          3.78%(4)        4.15%(4)        3.88%           3.65%(2)(4)
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)          2.30%           2.33%           2.34%           2.30%(2)
   Net investment income                              1.42%           2.63%           1.94%           2.33%(2)
Portfolio turnover rate                                192%            276%            453%            216%

-----------------------------
(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.16%, 4.35% and 3.69% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) Computed using average shares outstanding.



18  Phoenix-Capital West Market Neutral Fund

--------------------------------------------------------------------------------

                                                                            CLASS B
                                                    ---------------------------------------------------------
                                                                                                      FROM
                                                                                                   INCEPTION
                                                              YEAR ENDED OCTOBER 31,               5/1/98 TO
                                                       2001           2000             1999         10/31/98
                                                    ----------     ----------        ---------     ---------
Net asset value, beginning of period                  $10.07         $10.62           $10.81         $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.09(6)        0.19(6)          0.15           0.06
   Net realized and unrealized gain (loss)              1.00          (0.55)           (0.26)         (0.59)
                                                      ------         ------          -------        -------
   TOTAL FROM INVESTMENT OPERATIONS                     1.09          (0.36)           (0.11)         (0.53)
                                                      ------         ------          -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.29)         (0.19)           (0.08)            --
                                                      ------         ------          -------        -------
Change in net asset value                               0.80          (0.55)           (0.19)         (0.53)
                                                      ------         ------          -------        -------
NET ASSET VALUE, END OF PERIOD                        $10.87         $10.07           $10.62         $10.81
                                                      ======         ======          =======        =======
Total return(1)                                        11.07%         (3.38)%          (1.02)%        (4.67)%(3)
RATIOS/SUPPLEMENTAL DATA
NET ASSETS, END OF PERIOD (THOUSANDS)                 $9,857        $11,649          $34,290        $47,794
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)            4.51%(4)       4.85%(4)         4.58%          4.35%(2)(4)
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)            3.00%          3.03%            3.04%          3.00%(2)
   Net investment income                                0.85%          1.94%            1.24%          1.63%(2)
Portfolio turnover rate                                  192%           276%             453%           216%

                                                                             CLASS C
                                                    ---------------------------------------------------------
                                                                                                      FROM
                                                                                                   INCEPTION
                                                              YEAR ENDED OCTOBER 31,               5/1/98 TO
                                                       2001           2000             1999         10/31/98
                                                    ----------     ----------        ---------     ---------
Net asset value, beginning of period                  $10.04         $10.59           $10.80         $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                         0.08(6)        0.19(6)          0.19           0.06
   Net realized and unrealized gain (loss)              1.01          (0.55)           (0.31)         (0.60)
                                                      ------         ------          -------        -------
   TOTAL FROM INVESTMENT OPERATIONS                     1.09          (0.36)           (0.12)         (0.54)
                                                      ------         ------          -------        -------
LESS DISTRIBUTIONS
   Dividends from net investment income                (0.30)         (0.19)           (0.09)            --
                                                      ------         ------          -------        -------
Change in net asset value                               0.79          (0.55)           (0.21)         (0.54)
                                                      ------         ------          -------        -------
NET ASSET VALUE, END OF PERIOD                        $10.83         $10.04           $10.59         $10.80
                                                      ======         ======          =======        =======
Total return(1)                                        11.11%         (3.31)%          (1.12)%        (4.76)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)                 $7,531         $6,886          $25,364        $56,874
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)            4.50%(5)       4.83%(5)         4.58%          4.35%(2)(5)
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)            3.00%          3.03%            3.04%          3.00%(2)
   Net investment income                                0.81%          1.93%            1.24%          1.63%(2)
Portfolio turnover rate                                  192%           276%             453%           216%

-----------------------------
(1) Maximum sales charge is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.87%, 5.05% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(5) If the investment adviser has not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 4.86%, 5.03% and 4.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(6) Computed using average shares outstanding.


                                   Phoenix-Capital West Market Neutral Fund  19

--------------------------------------------------------------------------------


                                                                            CLASS I
                                                   ------------------------------------------------------------
                                                                                                       FROM
                                                                                                    INCEPTION
                                                              YEAR ENDED OCTOBER 31,                5/1/98 TO
                                                       2001           2000             1999         10/31/98
                                                    ----------     ----------        ---------      ---------
Net asset value, beginning of period                 $10.08          $10.62           $10.85           $11.34
INCOME FROM INVESTMENT OPERATIONS
   Net investment income (loss)                        0.18(4)         0.29(4)          0.28             0.14
   Net realized and unrealized gain (loss)             1.01           (0.54)           (0.28)           (0.63)
                                                     ------          ------          -------           ------
   TOTAL FROM INVESTMENT OPERATIONS                    1.19           (0.25)              --            (0.49)
                                                     ------          ------          -------           ------
LESS DISTRIBUTIONS
   Dividends from net investment income               (0.38)          (0.29)           (0.23)              --
                                                     ------          ------          -------           ------
Change in net asset value                              0.81           (0.54)           (0.23)           (0.49)
                                                     ------          ------          -------           ------
NET ASSET VALUE, END OF PERIOD                       $10.89          $10.08           $10.62           $10.85
                                                     ======          ======          =======           ======
Total return                                          12.14%          (2.37)%          (0.01)%          (4.32)%(3)
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (thousands)               $14,780         $12,292          $19,549          $20,846
RATIOS TO AVERAGE NET ASSETS OF:
   Operating expenses (including dividends on
   short sales, after expense reimbursement)           3.48%(3)        3.88%(3)         3.58%            3.35%(1)(3)
   Operating expenses (excluding dividends on
   short sales, after expense reimbursement)           2.00%           2.03%            2.04%            2.00%(1)
   Net investment income                               1.76%           2.96%            2.24%            2.63%(1)
Portfolio turnover rate                                 192%            276%             453%             216%

-----------------------------
(1) Annualized.
(2) Not annualized.
(3) If the investment adviser had not waived fees and reimbursed expenses, the ratio of operating expenses to average net assets (including dividends on short sales) would have been 3.83%, 4.11% and 3.39% for the periods ended October 31, 2001, 2000 and 1998, respectively.
(4) Computed using average shares outstanding.



20  Phoenix-Capital West Market Neutral Fund

PHOENIX EQUITY PLANNING CORPORATION
P.O. Box 150480
Hartford, CT 06115-0480

[logo] PHOENIX
       INVESTMENT PARTNERS, LTD.

       A member of The Phoenix Companies, Inc.




For more information about Phoenix mutual funds, please call your financial representative or contact us at 1-800-243-4361 or PHOENIXINVESTMENTS.COM.





ADDITIONAL INFORMATION
You can find more information about the fund in the following documents:

ANNUAL AND SEMIANNUAL REPORTS
Annual and semiannual reports contain more information about the fund's investments. The annual report discusses the market conditions and investment strategies that significantly affected the fund's performance during the last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION (SAI)
The SAI contains more detailed information about the fund. It is incorporated by reference and is legally part of the prospectus.

You may obtain a free copy of these documents by writing to Phoenix Equity Planning Corporation, 56 Prospect Street, P.O. Box 150480, Hartford, CT 06115-0480, by calling 1-800-243-4361, or by visiting PhoenixInvestments.com.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's (SEC) Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call 1-202-942-8090. This information is also available on the SEC's Internet site at http://www.sec.gov. You may also obtain copies upon payment of a duplicating fee by writing the Public Reference Section of the SEC, Washington, DC 20549-6009 or by electronic request at publicinfo@sec.gov.

Mutual Fund Services: 1-800-243-1574            Telephone Orders: 1-800-367-5877
Advisor Consulting Group: 1-800-243-4361        Text Telephone: 1-800-243-1926


                                                         E-Delivery
                                                         of Your Fund
                                                         Communications
                                                         Now Available!

                                                         To sign up, go to
                                                         the Individual
                                                         Investors area at
                                                         PhoenixInvestments.com
                                                         and log in. Select an
                                                         account, then click the
                                                         "E-Delivery" button.














Investment Company Act File No. 811-08631
PXP 1718 (9/02)